MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.








FUND LOGO







Annual Report

October 31, 1995





This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield
New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield New Jersey Insured Fund, Inc.



TO OUR SHAREHOLDERS


For the year ended October 31, 1995, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.872 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.77%, based on a month-end net asset value of $15.12 per share. Over the same period, the total investment return on the Fund's Common Stock was +18.55%, based on a change in per share net asset value from $13.60 to $15.12, and assuming reinvestment of $0.872 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +7.61%, based on a change in per share net asset value from $14.49 to $15.12, and assuming reinvestment of $0.434 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.80%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.


The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
During the 12 months ended October 31, 1995, the municipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a high of 7.37% on November 17, 1994 to a low of 5.94% on June 8, 1995. By the Fund's fiscal year-end at October 31, 1995, the Index was near the low for the period, yielding 6.02%. After rising sharply for most of 1994, long-term interest rates have rallied significantly during 1995 as the US economy nearly slowed to a halt. This slowdown in economic growth initially caused the Federal Reserve Board to stop tightening monetary policy early in 1995. Once the magnitude of the slowdown became apparent in July 1995, the Federal Reserve Board actually decreased the Federal Funds rate by 0.25% to 5.75%.

We altered the Fund's portfolio strategy during the past 12 months as investor sentiment changed. We entered the year defensively postured and maintained that outlook through early 1995. However, as evidence of a stagnant economy emerged early in 1995, we began to adopt a more constructive outlook. Our strategy then centered on reducing cash reserves as much as possible and restructuring the Fund's holdings to extend the average portfolio maturity. This entailed selling par bonds which have little upside potential, and buying both discount coupon and noncallable bonds. These moves made the Fund more responsive to changes in interest rates. As a result, the Fund generated a positive total return and an attractive current yield for its Common Stock shareholders.

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President






(William M. Petty)
William M. Petty
Portfolio Manager



November 22, 1995




We are pleased to announce that William M. Petty is responsible for the day-to-day management of MuniYield New Jersey Insured Fund, Inc. Mr. Petty has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and was Assistant Vice President from 1992 to 1993. Prior thereto, he was employed by J. J. Kenny Municipal Bond Brokers as a Municipal Bond Broker from 1990 to 1992.

PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield New
Jersey Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                         Shares                Shares Voted
                                                                                        Voted For           Without Authority
1.To elect the Fund's Board of Directors:           Edward H. Meyer                     7,854,679                212,884
                                                    Jack B. Sunderland                  7,859,950                207,613
                                                    J. Thomas Touchton                  7,863,457                204,106
                                                    Arthur Zeikel                       7,863,471                204,092


                                                                                Shares         Shares Voted    Shares Voted
                                                                               Voted For         Against         Abstain
2.To select Deloitte & Touche LLP as the Fund's
  independent auditors.                                                        7,826,290          75,797         165,476

During the six-month period ended October 31, 1995, MuniYield New
Jersey Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                         Shares                Shares Voted
                                                                                        Voted For           Without Authority
1.To elect the Fund's Board of Directors:           Donald Cecil                          1,349                       91
                                                    M. Colyer Crum                        1,349                       91
                                                    Edward H. Meyer                       1,349                       91
                                                    Jack B. Sunderland                    1,349                       91
                                                    J. Thomas Touchton                    1,349                       91
                                                    Arthur Zeikel                         1,349                       91


                                                                                Shares         Shares Voted    Shares Voted
                                                                               Voted For         Against         Abstain
2.To select Deloitte & Touche LLP as the Fund's
  independent auditors.                                                            1,349              90               1



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P     Moody's    Face                                                                                           Value
Ratings Ratings   Amount                              Issue                                                     (Note 1a)

New Jersey--100.3%
                          Atlantic City, New Jersey, Board of Education, GO, UT (d):
AAA      Aaa   $ 4,600      6.15% due 12/01/2013                                                                $  4,778
AAA      Aaa     2,000      6.15% due 12/01/2015                                                                   2,067

AAA      Aaa     6,000    Bergen County, New Jersey, Utilities Authority, Water PCR, Series A, 6.50%
                          due 12/15/2012 (b)                                                                       6,493

AAA      Aaa     4,875    Cape May County, New Jersey, Industrial Pollution Control Financing
                          Authority Revenue Bonds (Atlantic City Electric Company Project), AMT,
                          Series A, 7.20% due 11/01/2029 (c)                                                       5,547

AAA      Aaa     3,010    Carteret, New Jersey, Board of Education, COP, GO, 6.75% due 10/15/2019 (c)              3,342

                          Essex County, New Jersey, Improvement Authority Revenue Bonds:
AAA      Aaa     2,800      (Irvington Township School District), 6.625% due 10/01/2002 (e)(f)                     3,182
AAA      Aaa     2,245      (Orange Township School District), UT, Series B, 6.95% due 7/01/2014 (c)               2,524
AAA      Aaa     1,120      (Parking Facility), 6.20% due 7/01/2022 (c)                                            1,166

                          Highland Park, New Jersey, School District, GO, UT (c):
AAA      Aaa     1,200      6.55% due 2/15/2023                                                                    1,310
AAA      Aaa     1,250      6.55% due 2/15/2024                                                                    1,364

AAA      Aaa     3,630    Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Revenue
                          Refunding Bonds, 6.20% due 8/01/2019 (c)                                                 3,768

A+       NR*     2,600    Hudson County, New Jersey, Improvement Authority, Essential Purpose
                          Revenue Bonds, 6.625% due 8/01/2025                                                      2,769

AAA      Aaa    12,600    Hudson County, New Jersey, Refunding Bonds (Correctional Facilities), COP,
                          6.60% due 12/01/2021 (c)                                                                13,532

AAA      Aaa     4,750    Jersey City, New Jersey, Sewer Authority Revenue Refunding Bonds, 6.25%
                          due 1/01/2014 (d)                                                                        5,150

NR*      NR*     5,750    Middlesex County, New Jersey, Pollution Control Authority, Revenue Refunding
                          Bonds (Amerada Hess), 6.875% due 12/01/2022                                              5,943

AAA      Aaa     3,750    Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Refunding
                          Bonds, Series A, 5.375% due 9/15/2015 (b)                                                3,667



SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P     Moody's    Face                                                                                           Value
Ratings Ratings   Amount                              Issue                                                     (Note 1a)

New Jersey (continued)
NR*      VMIG1++ $ 200    Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                          (Pooled Government Loan Program), ACES, 3.70% due 8/01/2016 (a)                        $   200

NR*      VMIG1++   200    New Jersey, EDA, Dock Facility Revenue Refunding Bonds (Bayonne International
                          Matex Tank Terminal Project), VRDN, Series A, 3.90% due 12/01/2027 (a)                     200

                          New Jersey, EDA, Educational Testing Services Revenue Bonds (c):
AAA      Aaa     3,745      Series A, 6% due 5/15/2025                                                             3,836
AAA      Aaa     2,305      Series B, 6.125% due 5/15/2015                                                         2,393

                          New Jersey, EDA, Natural Gas Facilities Revenue Bonds (d):
A1+      VMIG1++ 1,000      (New Jersey Natural Gas Company Project), VRDN, Series B, 3.55% due 8/01/2030 (a)      1,000
AAA      Aaa     4,500      Refunding (Nui Corp.), Series A, 6.35% due 10/01/2022                                  4,776

AAA      Aaa     3,250    New Jersey, EDA, Revenue Bonds (State Contract Economic Recovery), Series A,
                          6% due 3/15/2021 (e)                                                                     3,317

AAA      Aaa     2,835    New Jersey, EDA, Revenue Refunding Bonds (RWJ Health Care Corporation), 6.50% due
                          7/01/2024 (e)                                                                            3,052

                          New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA      Aaa     1,495      (Bayshore Community Hospital), Series A, 6.50% due 7/01/2015 (c)                       1,598
AAA      Aaa     6,355      (Holy Name Hospital), Series B, 6.75% due 7/01/2020 (d)                                6,804
AAA      Aaa     5,445      (Mercer Medical Center), 6.50% due 7/01/2021 (c)                                       5,822
AAA      Aaa     1,185      Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (b)                        1,280
AAA      Aaa     4,000      Refunding (JFK Health Systems), 6.70% due 7/01/2021 (b)                                4,316
AAA      Aaa     2,000      Refunding (Jersey Shore Medical Center), 5.875% due 7/01/2024 (d)                      2,005
AAA      Aaa     2,000      (Somerset Medical Center), Series A, 5.20% due 7/01/2024 (b)                           1,851

                          New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds
                          (Convention Center), Series A (c):
AAA      Aaa     2,000      6.60% due 7/01/2015                                                                    2,174
AAA      Aaa     7,380      6.25% due 7/01/2020                                                                    7,715

AAA      Aaa     2,000    New Jersey State Educational Facilities Authority Revenue Bonds (Montclair State
                          University), Series E, 6.50% due 7/01/2021 (d)                                           2,129

AAA      Aaa     4,000    New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                          AMT, Series M, 7% due 10/01/2026 (c)                                                     4,235

                          New Jersey State Housing and Mortgage Finance Agency, Housing Revenue
                          Refunding Bonds:
AAA      NR*     4,000      M/F (Presidential Plaza), 7% due 5/01/2030 (g)                                         4,202
AAA      Aaa     5,000      M/F, Series A, 6.05% due 11/01/2020 (d)                                                5,029
A+       NR*     2,500      Series A, 6.95% due 11/01/2013                                                         2,643

AAA      Aaa     5,350    New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                          Incorporated), 6.50% due 10/01/2016 (e)                                                  5,818

                          New Jersey State Transportation Trust Fund Authority Refunding Bonds,
                          Series A (c):
AAA      Aaa     5,000      5.50% due 6/15/2013                                                                    4,944
AAA      Aaa     3,000      5% due 6/15/2015                                                                       2,821

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P     Moody's    Face                                                                                           Value
Ratings Ratings   Amount                              Issue                                                     (Note 1a)

New Jersey (concluded)
                          New Jersey State Turnpike Authority, Revenue Refunding Bonds:
AAA      Aaa    $1,500      Series C, 6.50% due 1/01/2016 (c)                                                   $  1,689
AAA      VMIG1++ 7,000      VRDN, Series D, 3.60% due 1/01/2018 (a)(b)                                             7,000

AAA      Aaa     5,000    New Jersey Wastewater Treatment Trust Loan, Insured Revenue Bonds, Series B,
                          6.25% due 5/01/2012 (c)                                                                  5,287

AAA      Aaa     3,490    Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                          Series A, 6.40% due 12/15/2002 (b)(f)                                                    3,929

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AAA      Aaa     3,500      96th Series, AMT, 6.60% due 10/01/2023 (b)                                             3,716
AA-      A1      3,000      100th Series, 5.75% due 6/15/2030                                                      2,942
AAA      Aaa     4,000      Refunding, 97th Series, AMT, UT, 6.65% due 1/15/2023 (b)                               4,266

AAA      Aaa     1,180    South Brunswick Township, New Jersey, Board of Education, GO, UT, 6.40% due
                          8/01/2021 (b)                                                                            1,265

A1+      P1        300    Union County, New Jersey, Industrial Pollution Control Financing Authority, PCR,
                          Refunding (Exxon Project), VRDN, 3.50% due 10/01/2024 (a)                                  300

Total Investments (Cost--$171,399)--100.3%                                                                       181,156

Liabilities in Excess of Other Assets--(0.3%)                                                                       (517)
                                                                                                                --------
Net Assets--100.0%                                                                                              $180,639
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)FGIC Insured.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)FHA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$171,398,935) (Note 1a)                         $181,155,736
                    Cash                                                                                          69,762
                    Interest receivable                                                                        3,423,979
                    Deferred organization expenses (Note 1e)                                                       5,743
                    Prepaid expenses and other assets                                                              6,261
                                                                                                            ------------
                    Total assets                                                                             184,661,481
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  3,669,127
                      Dividends to shareholders (Note 1f)                                       216,206
                      Investment adviser (Note 2)                                                78,936        3,964,269
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        57,902
                                                                                                            ------------
                    Total liabilities                                                                          4,022,171
                                                                                                            ------------

Net Assets:         Net assets                                                                              $180,639,310
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,240
                      shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 56,000,000
                      Common Stock, par value $.10 per share (8,241,167 shares
                      issued and outstanding)                                              $    824,117
                    Paid-in capital in excess of par                                        114,958,321
                    Undistributed investment income--net                                        768,424
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (1,668,353)
                    Unrealized appreciation on investments--net                               9,756,801
                                                                                           ------------
                    Total--Equivalent to $15.12 net asset value per share of
                    Common Stock (market price--$14.125)                                                     124,639,310
                                                                                                            ------------
                    Total capital                                                                           $180,639,310
                                                                                                            ============


                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                               $  10,637,190
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    874,621
                    Commission fees (Note 4)                                                    140,709
                    Professional fees                                                            69,994
                    Accounting services (Note 2)                                                 39,170
                    Transfer agent fees                                                          38,750
                    Printing and shareholder reports                                             28,977
                    Directors' fees and expenses                                                 22,639
                    Listing fees                                                                 17,483
                    Custodian fees                                                               11,249
                    Pricing fees                                                                  6,308
                    Amortization of organization expenses (Note 1e)                               2,864
                    Other                                                                        12,236
                                                                                           ------------

                    Total expenses                                                                             1,265,000
                                                                                                            ------------
                    Investment income--net                                                                     9,372,190
                                                                                                            ------------

Realized & Unreal-  Realized loss on investments--net                                                         (1,151,903)
lized Gain (Loss)   Change in unrealized appreciation/depreciation on investments--net                        13,636,732
on Investments--Net                                                                                         ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 21,857,019
                                                                                                            ============



Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                              1995            1994
Operations:         Investment income--net                                                 $  9,372,190     $  9,304,187
                    Realized loss on investments--net                                        (1,151,903)        (516,282)
                    Change in unrealized appreciation/depreciation on investments--net       13,636,732      (21,388,370)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          21,857,019      (12,600,465)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (7,185,309)      (7,644,949)
Shareholders          Preferred Stock                                                        (2,142,347)      (1,584,553)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --         (278,573)
                      Preferred Stock                                                                --          (48,967)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,327,656)      (9,557,042)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                      --          712,910
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --          712,910
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  12,529,363      (21,444,597)
                    Beginning of year                                                       168,109,947      189,554,544
                                                                                           ------------     ------------
                    End of year*                                                           $180,639,310     $168,109,947
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    768,424     $    723,890
                                                                                           ============     ============

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 30,
from information provided in the financial statements                                For the Year Ended        1992++ to
                                                                                         October 31,            Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  13.60   $  16.30    $  14.14   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.13       1.13        1.11         --
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.52      (2.67)       2.21         --
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.65      (1.54)       3.32         --
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.87)      (.93)       (.86)        --
                      Realized gain on investments--net                             --       (.03)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                  (.87)      (.96)       (.86)        --
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of Common Stock          --         --          --       (.04)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.26)      (.19)       (.17)        --
                        Realized gain on investments--net                           --       (.01)         --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --        (.13)        --
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.26)      (.20)       (.30)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.12   $  13.60    $  16.30   $  14.14
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 14.125   $  11.25    $  16.50   $  15.00
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             33.88%    (27.05%)     16.25%       .00%+++
Return:*                                                                      ========   ========    ========   ========
                    Based on net asset value per share                          18.55%    (10.73%)     21.83%      (.28%)+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .72%       .75%        .57%         --
Net Assets:**                                                                 ========   ========    ========   ========
                    Expenses                                                      .72%       .75%        .72%         --
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.36%      5.14%       5.19%         --
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $124,639   $112,110    $133,555   $112,666
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 56,000   $ 56,000    $ 56,000   $     --
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          39.36%     21.47%       9.10%         --
                                                                              ========   ========    ========   ========

Dividends Per       Investment income--net                                    $    956   $    708    $    599   $     --
Share on                                                                      ========   ========    ========   ========
Preferred Stock
Outstanding:++++++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on November 30, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $65,391,666 and $65,807,368, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments             $   164,925    $ 9,756,801
Financial futures contracts        (1,316,828)            --
                                  -----------    -----------
Total                             $(1,151,903)   $ 9,756,801
                                  ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $9,756,801, all of which related to appreciatedsecurities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $171,398,935.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 8,241,167. At October 31, 1995, total paid-in capital amounted to $115,782,438.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.80%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 2,240 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $127,617 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $284,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074745 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of MuniYield New Jersey
Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid monthly by MuniYield New Jersey Insured Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.



Please retain this information for your records.

PER SHARE INFORMATION (UNAUDITED)

Per Share Selected Quarterly Financial Data*

                                         Net       Realized   Unrealized                  Dividends/Distributions
                                      Investment    Gains        Gains         Net Investment Income      Capital Gains
For the Quarter                         Income     (Losses)    (Losses)        Common     Preferred   Common      Preferred
November 1, 1993 to January 31, 1994    $.29          --        $  .17         $.24         $.04       $.03          $.01
February 1, 1994 to April 30, 1994       .28        $(.02)       (1.93)         .23          .05        --            --
May 1, 1994 to July 31, 1994             .28          .03         2.28          .23          .05        --            --
August 1, 1994 to October 31, 1994       .28         (.08)       (3.12)         .23          .05        --            --
November 1, 1994 to January 31, 1995     .29         (.19)         .77          .22          .07        --            --
February 1, 1995 to April 30, 1995       .27         (.05)         .37          .22          .06        --            --
May 1, 1995 to July 31, 1995             .29          .03          .23          .21          .07        --            --
August 1, 1995 to October 31, 1995       .28          .07          .29          .22          .06        --            --

                                                            Net Asset Value                Market Price**
For the Quarter                                            High          Low            High          Low         Volume***
November 1, 1993 to January 31, 1994                     $16.44         $15.77        $16.75        $15.375          685
February 1, 1994 to April 30, 1994                        16.39          14.21         16.875        13.75           745
May 1, 1994 to July 31, 1994                              15.02          14.15         14.75         13.375          539
August 1, 1994 to October 31, 1994                        14.70          13.60         14.125        11.375          909
November 1, 1994 to January 31, 1995                      14.18          12.56         13.50         10.625        1,435
February 1, 1995 to April 30, 1995                        14.82          14.20         14.00         12.875          628
May 1, 1995 to July 31, 1995                              15.34          14.49         14.50         13.25           590
August 1, 1995 to October 31, 1995                        15.50          14.54         14.375        13.50           532


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MJI